UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2006

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On August 24, 2006, Mothers Work, Inc. (the” Company”) issued a press release announcing that it has completed a purchase of $5,859,000 face value of its outstanding 11¼% Senior Notes in accordance with the prior approval of its Board of Directors to repurchase up to $10 million face value of the Senior Notes.  The Company also announced that it will be redeeming the remaining portion of the $10 million authorized ($4,141,000 face value) at a price of 105.625% of face value (plus accrued interest) pursuant to the optional redemption provisions of the indenture of the Senior Notes.  The Board approved the redemption on August 22, 2006.  The redemption date will be Wednesday, September 27, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued August 24, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 24, 2006	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mothers Work, Inc. issued August 24, 2006